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                                                                    Exhibit 21.1


ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                              March 1, 2001 - March 31, 2001
                                                ------------------------------

SETTLEMENT DATE:                                 16-Apr-01
                                                 ------------
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A.  SERIES INFORMATION

    ADVANTA LEASING RECEIVABLES CORP. VIII AND
    ADVANTA LEASING RECEIVABLES CORP. IX
    EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
    SERIES 1999-1

I.  SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)    Beginning Aggregate Contract Principal Balance ..........................................         $ 28,376,623.01
                                                                                                                  ---------------
        (b.)    Contract Principal Balance of all Collections allocable to
                Contracts ...............................................................................         $  2,432,058.64
                                                                                                                  ---------------
        (c.)    Contract Principal Balance of Charged-Off Contracts .....................................         $     80,721.38
                                                                                                                  ---------------
        (e.)    Ending Aggregate Contract Principal Balance of all Contracts as
                of this Settlement Date .................................................................         $ 25,863,842.99
                                                                                                                  ---------------

                BALANCES ON THIS SETTLEMENT DATE

        (d.)    Class A Principal Balance as of this
                Settlement Date (Class A Note Factor)     0.2106214                                               $ 20,825,432.26
                                                          ---------                                               ---------------
        (e1.)   Ending Class A-1 Principal Balance        0.0000000                       $           --
                                                          ---------                       ---------------
        (e2.)   Ending Class A-2 Principal Balance        0.2955701                       $ 11,379,724.26
                                                          ---------                       ---------------
        (e3.)   Ending Class A-3 Principal Balance        1.0000000                       $  9,445,708.00
                                                          ---------                       ---------------
        (f.)    Ending Class B Principal Balance as of
                this Settlement Date
                (Class B Note Factor)                     0.4343461                                               $  5,038,410.73
                                                          ---------                                               ---------------


II. COMPLIANCE RATIOS

        (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts ...........................         $ 27,778,529.57
                                                                                                                  ---------------

        (b.)    CBR of Contracts 1 - 30 days delinquent .................................................         $  2,827,729.99
                                                                                                                  ---------------
        (c.)    % of Delinquent Contracts 1- 30 days as of the related
                Calculation Date ........................................................................                   10.18%
                                                                                                                  ---------------
        (d.)    CBR of Contracts 31 - 60 days delinquent ................................................         $  1,156,988.64
                                                                                                                  ---------------
        (e.)    % of Delinquent Contracts 31- 60 days as of the related
                Calculation Date ........................................................................                    4.17%
                                                                                                                  ---------------
        (f.)    CBR of Contracts 61 - 90 days delinquent ................................................         $    505,529.13
                                                                                                                  ---------------
        (g.)    % of Delinquent Contracts 61- 90 days as of the related
                Calculation Date ........................................................................                    1.82%
                                                                                                                  ---------------
        (h.)    CBR of Contracts > 91 days delinquent ...................................................         $    513,318.24
                                                                                                                  ---------------
        (i.)    % of Delinquent Contracts > 91 days as of the related
                Calculation Date ........................................................................                    1.85%
                                                                                                                  ---------------
        (j1.)   % of Delinquent Contracts 31 days or more as of the related
                Calculation Date ........................................................................                    7.83%
                                                                                                                  ---------------
        (j2.)   Month 2: Feb-01  ........................................................................                    8.72%
                                                                                                                  ---------------
        (j3.)   Month 3: Jan-01 .........................................................................                    8.15%
                                                                                                                  ---------------
        (j4.)   Three month rolling average % of Delinquent Contracts 31 days or
                more ....................................................................................                    8.23%
                                                                                                                  ---------------
        (k1.)   Net Charge-Off % for the related Collection Period (annualized
                30/360)*.................................................................................                    0.00%
                                                                                                                  ---------------
        (k2.)   Month 2: Feb-01 .........................................................................                    0.00%
                                                                                                                  ---------------
        (k3.)   Month 3: Jan-01 .........................................................................                    0.12%
                                                                                                                  ---------------
        (k4.)   Three month rolling average % for Defaulted Contracts ...................................                    0.04%
                                                                                                                  ---------------
        *Note:  Current Month Net Charge-off % is negative .4711% reported as zero (March, 2001)
                Does the Cumulative Loss % exceed
                The Loss Trigger Level % from Beginning Period to and
                including 12th Collection Period ?  Y or N ..............................................                    n/a
                                                                                                                  ---------------
        (l2.)   The Loss Trigger Level % from 13th Collection Period to and
                including 24th Collection Period ?  Y or N ..............................................                    NO
                                                                                                                  ---------------
        (l3.)   The Loss Trigger Level % from 25th Collection Period and
                thereafter ?    Y or N ..................................................................                    n/a
                                                                                                                  ---------------
        (m1.)   Residual Realization for the related Collection Period ..................................                  130.06%
                                                                                                                  ---------------
        (m2.)   Month 2: Feb-01 .........................................................................                  121.51%
                                                                                                                  ---------------
        (m3.)   Month 3: Jan-01 .........................................................................                  123.53%
                                                                                                                  ---------------
        (m4.)   Three month rolling average Residual Realization Ratio ..................................                  125.03%
                                                                                                                  ---------------
        (n.)    Does the three month rolling Residual Realization ratio exceed
                100% Y or N .............................................................................                YES
                                                                                                                  ---------------
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III.FLOW OF FUNDS

        (1.)    The amount on deposit in Available Funds ................................................         $ 3,328,198.67
                                                                                                                  ---------------
        (2.)    The prepayment amounts deposited, if any, by the Issuers' to the
                Collection Account for removal of defaulted contracts ...................................         $        --
                                                                                                                  ---------------
        (3.)    Total deposits in the Collection Account to be used as available
                funds on this Payment Date ..............................................................         $ 3,328,198.67
                                                                                                                  ---------------
        (a.)    To the Servicer, Unrecoverable Servicer Advances / Initial
                Unpaid Balance ..........................................................................         $   121,324.90
                                                                                                                  ---------------
        (b.)    To the Servicer, the Servicing Fee and miscellaneous amounts, if
                any .....................................................................................         $    23,647.19
                                                                                                                  ---------------
                To Series 1999-1 Noteholders:

        (c.)    To Class A, the total Class A Note Interest and Class A Overdue
                Interest for the related period ..........................................................         $   128,476.10
                                                                                                                  ---------------
                 Interest on Class A-1 Notes ............................................ $        --
                                                                                          --------------

                 Interest on Class A-2 Notes ............................................ $    74,163.28
                                                                                          --------------
                 Interest on Class A-3 Notes ............................................ $    54,312.82
                                                                                          --------------
        (d.)    Interest on Class B Notes for the related period ........................................         $    33,489.94
                                                                                                                  ---------------
        (e.)    To Series 1999-1 Noteholders:
                To Class A, the total applicable Principal Payment ......................................         $ 2,023,277.48
                                                                                                                  ---------------
                 Principal Payment to Class A-1 Noteholders ............................. $        --
                                                                                          --------------
                 Principal Payment to Class A-2 Noteholders ............................. $ 2,023,277.48
                                                                                          --------------
                 Principal Payment to Class A-3 Noteholders ............................. $        --
                                                                                          --------------
                To Class B for applicable Principal Payment to the extent of the
                Class B Floor ...........................................................................         $   489,502.54
                                                                                                                  ---------------
        (f.)    To the Reserve Account:

                The amount needed to increase the amount in the Reserve Account
                to the Required Reserve .................................................................         $        --
                                                                                                                  ---------------
        (g.)    Upon the occurrence of a Residual Event the         lesser of:

                (A)     the remaining Available Funds and ............................... $        --
                                                                                          --------------
                (B)     the aggregate amount of Residual Receipts included in
                        Available Funds ................................................. $        --
                                                                                          --------------
                To be deposited to the Residual Account .................................................         $        --
                                                                                                                  ---------------
        (h.)    To the Issuers, as owner of the Pledged Assets, any remaining
                Available Funds on deposit in the Collection Account (the
                "Issuers' Interest") ....................................................................         $   508,480.53
                                                                                                                  ---------------
IV.     SERVICER ADVANCES

        (a.)    Aggregate amount of Servicer Advances at the beginning of the
                Collection Period .......................................................................         $   860,379.88
                                                                                                                  ---------------
        (b.)    Servicer Advances reimbursed during the Collection Period ...............................         $    35,132.22
                                                                                                                  ---------------
        (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date .........................................................................         $   121,324.90
                                                                                                                  ---------------
        (d.)    Servicer Advances made during the related Collection Period .............................         $          --
                                                                                                                  ---------------
        (e.)    Aggregate amount of Servicer Advances at the end of the
                Collection Period .......................................................................         $   703,922.76
                                                                                                                  ---------------
        (f.)    Amount of delinquent Scheduled Payments for which Servicer
                Advances were not made ..................................................................         $          --
                                                                                                                  ---------------
V.      RESERVE ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection
                Period ..................................................................................         $ 1,418,831.15
                                                                                                                  ---------------
        (b.)    Amount of interest earnings reinvested for the related Monthly
                Period ..................................................................................         $     6,729.19
                                                                                                                  ---------------
        (c.)    Amounts used to cover shortfalls, if any, for the related
                Collection Period . .....................................................................         $        --
                                                                                                                  ---------------
        (d.)    Amounts transferred from the Collection Account, if applicable . ........................         $        --
                                                                                                                  ---------------
        (e.)    Balance remaining before calculating Required Reserve Amount ............................         $ 1,425,560.34
                                                                                                                  ---------------
        (f.)    Required Reserve Amount needed as of the related Collection
                Period ..................................................................................         $ 1,293,192.15
                                                                                                                  ---------------
        (g1.)   If (e) above is greater than (f), then excess amount to be
                transferred to the Series Obligors ......................................................         $   132,368.19
                                                                                                                  ---------------
        (g2.)   If (e) is greater than (d), then amount of shortfall ....................................
                                                                                                                  ---------------
        (h.)    Amounts on deposit at the end of the related Collection Period
                (e minus g1) ............................................................................         $ 1,293,192.15
                                                                                                                  ---------------
        (i.)    Is the Required Reserve Amount equal to the balance in the
                Reserve Account as of the related Collection period ? Y or N .............................             YES
                                                                                                                  ---------------
VI.     RESIDUAL ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection
                Period ...................................................................................        $       --
                                                                                                                  ---------------
        (b.)    Amounts transferred from the Collection Account ..........................................        $       --
                                                                                                                  ---------------
        (c.)    Amounts used to cover shortfalls for the related Collection
                Period ...................................................................................        $       --
                                                                                                                  ---------------
        (d.)    Amount on deposit at the end of the related Collection Period ............................        $       --
                                                                                                                  ---------------
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VII. ADVANCE PAYMENTS

        (a.)    Beginning aggregate Advance Payments .....................................................        $    519,511.96
                                                                                                                  ---------------
        (b.)    Add: Amount of Advance Payments collected during the related
                Collection Period ........................................................................        $    357,608.60
                                                                                                                  ---------------
        (c.)    Add: Investment earnings for the related Collection Period ...............................        $        --
                                                                                                                  ---------------
        (d.)    Less: Amount of Advance Payments withdrawn for deposit into
                Facility Account .........................................................................        $   302,206.08
                                                                                                                  ---------------
        (e.)    Ending aggregate Advance Payments ........................................................        $   574,914.48
                                                                                                                  ---------------
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ADVANTA BUSINESS SERVICES CORP., AS SERVICER

    BY:        /s/ Mark Shapiro

    TITLE:     Asst. Treasurer
               --------------------------

    DATE:      04/12/01
               -------------------------


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